Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of December 22, 2004, by and among CardioTech International, Inc., a Massachusetts corporation (the “Company”), and the persons and entities listed on Exhibit A hereto (each, a “Purchaser” and, collectively, the “Purchasers”).

WHEREAS, upon the terms and subject to the conditions of the Securities Purchase Agreement, dated as of the date hereof (the “Purchase Agreement”), the Company has agreed to issue and sell to the Purchasers shares of its Common Stock, Warrants to purchase shares of its Common Stock, and additional investment rights to purchase shares of its Common Stock; and

WHEREAS, to induce the Purchasers to execute and deliver the Purchase Agreement and to purchase the Shares, the Warrants and the AIRs, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, with respect to the Shares, the Warrant Shares and the AIR Shares.

NOW, THEREFORE, in consideration of the representations, warranties and agreements contained herein and other good and valuable consideration, the receipt and legal adequacy of which are hereby acknowledged by the parties, the Company and the Purchasers hereby agree as follows:

1.                                       Definitions.

Capitalized terms used but not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement.  As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person.  For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“AIR Shares” shall have the meaning set forth in the definition of “Registrable Securities.”

“Blackout Period” shall have the meaning set forth in Section 3(m).

“Board” shall have the meaning set forth in Section 3(m).

“Business Day” means any day except Saturday, Sunday and any day which is a legal holiday or a day on which banking institutions in the state of Massachusetts generally are authorized or required by law or other government actions to close.

“Commission” means the Securities and Exchange Commission.

“Common Shares” shall have the meaning set forth in the definition of “Registrable Securities.”

“Common Stock” means the Company’s Common Stock, $.01 par value.

“Effectiveness Date” means with respect to the Registration Statement the earlier of (i) the 90th day following the Closing Date (or the 120th day following the Closing Date in the event that the Registration Statement is “reviewed” by the Commission), before which the Company will use its best efforts to cause the Registration Statement to become effective, and (ii) the date which is within five (5) Business Days of the date on which the Commission informs the Company (a) that the Commission will not review the Registration Statement, or (b) that the Company may request the acceleration of the effectiveness of the Registration Statement.

“Effectiveness Period” shall have the meaning set forth in Section 2.

“Event” shall have the meaning set forth in Section 8(d).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Holder” means, collectively, each holder from time to time of Registrable Securities including, without limitation, each Purchaser and its assignees. To the extent this Agreement refers to an election, consent, waiver, request or approval of or by the Holder, such reference shall mean an election, consent, waiver, request or approval by the holders of a majority in interest of the then-outstanding Registrable Securities (on an as exercised basis).

“Indemnified Party” shall have the meaning set forth in Section 6(c).

“Indemnifying Party” shall have the meaning set forth in Section 6(c).

“Liquidated Damages” shall have the meaning set forth in Section 8(d).

“Losses” shall have the meaning set forth in Section 6(a).

“Person” means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

“Registrable Securities” means (i) the shares of Common Stock issued or issuable pursuant to the Purchase Agreement, and upon any stock split, stock dividend, recapitalization or similar event with respect to such shares of Common Stock and any other securities issued in exchange of or replacement of such shares of Common Stock (collectively, the “Common Shares”); until in the case of any of the Common Shares (a) a Registration Statement covering such Common Share has been declared effective by the Commission and continues to be effective during the Effectiveness Period, or (b) such Common Share is sold in compliance with Rule 144 or may be sold pursuant to Rule 144(k), after which time such Common Share shall not be a Registrable Security; (ii) the shares of Common Stock issued and issuable pursuant to the exercise of the Warrants, and upon any stock split, stock dividend, recapitalization or similar event with respect to such shares of Common Stock and any other securities issued in exchange of or replacement of such shares of Common Stock (collectively, the “Warrant Shares”); until in the case of any of the Warrant Shares (a) a Registration Statement covering such Warrant Share has been declared effective by the Commission and continues to be effective during the Effectiveness Period, or (b) such Warrant Share is sold in compliance with Rule 144 or may be sold pursuant to Rule 144(k), after which time such Warrant Share shall not be a Registrable Security; and (iii) the shares of Common Stock issued and issuable pursuant to the exercise of the AIRs, and upon any stock split, stock dividend, recapitalization or similar event with respect to such shares of Common Stock and any other securities issued in exchange of or replacement of such shares of Common Stock (collectively, the “AIR Shares”); until in the case of any of the AIR Shares (a) a Registration Statement covering such AIR Share has been declared effective by the Commission and continues to be effective during the Effectiveness Period, or (b) such AIR Share is sold in compliance with Rule 144 or may be sold pursuant to Rule 144(k), after which time such AIR Share shall not be a Registrable Security.

“Registration Statement” means the registration statement, including the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement, for the Shares, the Warrant Shares and the AIR Shares required to be filed by the Company with the Commission pursuant to this Agreement.

“Required Filing Date” means the thirtieth (30th) day immediately following the Closing Date.

 “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 158” means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities Act” means the Securities Act of 1933, as amended.

“Special Counsel” means any special counsel to Holder, for which Holder will be reimbursed by the Company pursuant to Section 5 of this Agreement and Section 8.1 of the Purchase Agreement.

“Warrant Shares” shall have the meaning set forth in the definition of “Registrable Securities.”

2.                                       Registration. On or prior to the Required Filing Date, the Company shall prepare and file with the Commission a Registration Statement covering the resale of the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act and the rules promulgated thereunder) and shall contain (except if otherwise directed by the Purchasers) the “Plan of Distribution” substantially in the form attached hereto as Exhibit B. The Company shall (i) not permit any securities other than the Registrable Securities to be included in the Registration Statement, (ii) use its best efforts to cause the Registration Statement to be declared effective under the Securities Act (including filing with the Commission a request for acceleration of effectiveness in accordance with Rule 12dl-2 promulgated under the Exchange Act within five (5) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed,” or not be subject to further review) as soon as possible after the filing thereof, but in any event prior to the Effectiveness Date, and (iii) keep such Registration Statement continuously effective under the Securities Act for a period of two years from the Effectiveness Date (the “Effectiveness Period”).

3.                                       Registration Procedures; Company’s Obligations.

In connection with the registration of the Registrable Securities, the Company shall:

(a)                                  Prepare and file with the Commission on or prior to the Required Filing Date, a Registration Statement on Form S-3 (or if the Company is not then eligible to register for resale the Registrable Securities on Form S-3 such registration shall be on another appropriate form in accordance with the Securities Act and the Rules promulgated thereunder) in accordance with the method or methods of distribution thereof as specified by the Holder (except if otherwise directed by the Holder), and use its best efforts to cause the Registration Statement to become effective and remain effective as provided herein; provided, however, that not less than two (2) Business Days prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated therein by reference), the Company shall (i) furnish to the Holder and any Special Counsel, copies of all such documents proposed to be filed, which documents (other than those incorporated by reference) will be subject to the timely review of and comment by such Special Counsel, and (ii) at the request of the Holder cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of such Special Counsel, to conduct a reasonable investigation within the meaning of the Securities Act.  The Company shall not file the Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holder or any Special Counsel shall reasonably object in writing within two (2) Business Days of their receipt thereof.

(b)                                 (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond promptly to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and promptly provide the Holder true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holder set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

(c)                                  Notify the Holder of Registrable Securities to be sold and any Special Counsel promptly (and, in the case of (i)(A) below, not less than three (3) Business Days prior to such filing and, in the case of (i)(C) below, no later than the first Business Day following the date on which the Registration Statement becomes effective) and (if requested by any such Person) confirm such notice in writing no later than three (3) Business Days following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to the Registration Statement is proposed to be filed, (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement, and (C) with respect to the Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The Company shall promptly furnish to the Special Counsel, without charge, (i) any correspondence from the Commission or the Commission’s staff to the Company or its representatives relating to any Registration Statement, and (ii) promptly after the same is prepared and filed with the Commission, a copy of any written response to the correspondence received from the Commission.

(d)                                 Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any U.S. jurisdiction, at the earliest practicable moment.

(e)                                  If requested by the Holder, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein, and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

(f)                                    Furnish to the Holder and any Special Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

(g)                                 Promptly deliver to the Holder and any Special Counsel, without charge, as many copies of the Registration Statement, Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the selling Holder in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto. Should Holder offer or sell the Registrable Securities, Holder agrees to comply with all applicable securities laws.

(h)                                 Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holder and any Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as the Holder reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any tax in any such jurisdiction where it is not then so subject.

(i)                                     Cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold pursuant to a Registration Statement and to enable such Registrable Securities to be in such denominations and registered in such names as the Holder may request.

(j)                                     Upon the occurrence of any event contemplated by Section 3(c)(v), promptly prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(k)                                  Use its best efforts to cause all Registrable Securities relating to such Registration Statement to be listed on the American Stock Exchange and any other securities exchange, quotation system, market or over-the-counter bulletin board, if any, on which the same securities issued by the Company are then listed as and when required pursuant to the Purchase Agreement.

(l)                                     Comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than forty-five (45) days after the end of any twelve (12) month period (or ninety (90) days after the end of any twelve (12) month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of the Registration Statement, which statement shall conform to the requirements of Rule 158.

(m)                               If (i) there is material non-public information regarding the Company which the Company’s Board of Directors (the “Board”) reasonably determines not to be in the Company’s best interest to disclose and which the Company is not otherwise required to disclose, or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company’s best interest to disclose and which the Company would be required to disclose under the Registration Statement, then the Company may suspend effectiveness of a Registration Statement and suspend the sale of Registrable Securities under a Registration Statement one (1) time every three (3) months or three (3) times in any twelve month period, provided that the Company may not suspend its obligation for more than thirty (30) days in the aggregate in any twelve month period if suspension is for any of the reasons listed above or sixty (60) days in the aggregate in any twelve month period for any other reason (each, a “Blackout Period”); provided, however, that no such suspension shall be permitted for more than twenty (20) consecutive days, arising out of the same set of facts, circumstances or transactions.

(n)                                 Within two (2) Business Days after the Registration Statement which includes the Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holder whose Registrable Securities are included in such Registration Statement) confirmation that the Registration Statement has been declared effective by the Commission in the form attached hereto as Exhibit C.

4.                                       Registration Procedures; Holder’s Obligations

In connection with the registration of the Registrable Securities, the Holder shall:

(a)                                  If the Registration Statement refers to the Holder by name or otherwise as the holder of any securities of the Company, have the right to require (if such reference to the Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force) the deletion of the reference to the Holder in any amendment or supplement to the Registration Statement that will be filed subsequent to the time that such reference ceases to be required.

(b)                                 (i) not sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in Section 3(g) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 3(c), (ii) comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement, and (iii) furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of the Holder if it fails to furnish such information within a reasonable time prior to the filing of each Registration Statement, supplemented Prospectus and/or amended Registration Statement.

(c)                                  upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(ii), 3(c)(iii), 3(c)(iv), 3(c)(v) or 3(m), forthwith discontinue disposition of such Registrable Securities under the Registration Statement until the Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3(j), or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

(d)                                 Each Purchaser agrees to furnish to the Company a completed Questionnaire in the form attached hereto as Exhibit D as soon as practicable after the Closing.

5.                                       Registration Expenses

All reasonable fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement.  The fees and expenses referred to in the foregoing sentence shall include, without limitation, the following: (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the American Stock Exchange and each other securities exchange or other market on which Registrable Securities are required hereunder to be listed, (B) with respect to filings required to be made with the Commission, and (C) in compliance with state securities or Blue Sky laws); (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is requested by the holders of a majority of the Registrable Securities included in the Registration Statement); (iii) messenger, telephone and delivery expenses of the Company; (iv) fees and disbursements of counsel for the Company; and (v) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company’s independent public accountants (including the expenses of any comfort letters or costs associated with the delivery by independent public accountants of a comfort letter or comfort letters).  In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

6.                                       Indemnification

(a)                                  Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Purchaser, its permitted assignees, officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees, each Person who controls any such Purchaser or permitted assignee (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, and the respective successors, assigns, estate and personal representatives of each of the foregoing, to the fullest extent permitted by applicable law, from and against any and all claims, losses, damages, liabilities, penalties, judgments, costs (including, without limitation, costs of investigation) and expenses (including, without limitation, reasonable attorneys’ fees and expenses) resulting from a third-party claim (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus, as supplemented or amended, if applicable, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except (i) to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding the Holder furnished in writing to the

Company by the Holder expressly for use therein, which information was reviewed and expressly approved by the Holder or Special Counsel expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto, or (ii) as a result of the failure of the Holder to deliver a Prospectus, as amended or supplemented, to a purchaser in connection with an offer or sale or (iii) solely related to an act or lack of action of Holder.  The Company shall notify the Holder promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 6(c) hereof) and shall survive the transfer of the Registrable Securities by the Holder.

(b)                                 Indemnification by Purchaser.  Each Purchaser and its permitted assignees shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, and the respective successors, assigns, estate and personal representatives of each of the foregoing, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus, as supplemented or amended, if applicable, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that (i) such untrue statement or omission is contained in or omitted from any information so furnished in writing by the Holder or the Special Counsel to the Company specifically for inclusion in the Registration Statement or such Prospectus, and (ii) such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus or such form of prospectus or, to the extent that such information relates to the Holder or the Holder’s proposed method of distribution of Registrable Securities, was reviewed and expressly approved in writing by the Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus Supplement. Notwithstanding anything to the contrary contained herein, the Holder shall be liable under this Section 6(b) for only that amount as does not exceed the net proceeds to the Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement.

(c)                                  Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity pursuant to Section 6(a) or 6(b) hereunder (an “Indemnified Party”), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the “Indemnifying Party) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party).  The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, conditioned or delayed.  No Indemnifying Party shall, without the prior written consent of the Indemnified Party, which consent shall not unreasonably be withheld, conditioned or delayed, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within thirty (30) Business Days of written notice thereof to the Indemnifying Party, provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder or pursuant to applicable law.

(d)                                 Contribution.  If a claim for indemnification under Section 6(a) or 6(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 6(c), any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for under Section 6(a) or 6(b) was available to such party in accordance with its terms. Notwithstanding anything to the contrary contained herein, the Holder shall be liable or required to contribute under this Section 6(d) for only that amount as does not exceed the net proceeds to the Holder as a result of the sale of Registrable Securities pursuant to the Registration Statement.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

7.                                       Rule 144.

As long as the Holder owns Registrable Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act. As long as the Holder owns Registrable Securities, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holder and make publicly available in accordance with Rule 144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as the Holder may reasonably request, all to the extent required from time to time to enable the Holder to sell Common Shares, Warrant Shares and AIR Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions of counsel to the Company referred to in the Purchase Agreement.  Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

8.                                       Miscellaneous.

(a)                                  Remedies. The remedies provided in this Agreement and the Purchase Agreement are cumulative and not exclusive of any remedies provided by law.  In the event of a breach by the Company or by the Holder of any of their obligations under this Agreement, the Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.  The Company and the Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

(b)                                 No Inconsistent Agreements. Neither the Company nor any of its Affiliates has as of the date hereof entered into, nor shall the Company or any of its Affiliates, on or after the date of this Agreement, enter into, any agreement with respect to its securities that is inconsistent with the rights granted to the Holder in this Agreement or otherwise conflicts with the provisions hereof.  Without limiting the generality of the foregoing, without the written consent of the Holder, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act if the rights so granted are inconsistent with the rights granted to the Holder set forth herein, or otherwise prevent the Company with complying with all of its obligations hereunder.

(c)                                  No Piggyback on Registrations. Neither the Company nor any of its security holders (other than the Holder in such capacity pursuant hereto) may include securities of the Company in the Registration Statement.

(d)                                 Failure to File Registration Statement and Other Events. The Company and the Holder agree that the Holder will suffer damages if the Registration Statement is not filed on or prior to the Required Filing Date or is not declared effective by the Commission on or prior to the Effectiveness Date and maintained in the manner contemplated herein during the Effectiveness Period or if certain other events occur.  The Company and the Holder further agree that it would not be feasible to ascertain the extent of such damages with precision.  Accordingly, if (i) the Registration Statement is not filed on or prior to the Required Filing Date, or is not declared effective by the Commission on or prior to the Effectiveness Date, or (ii) the Company fails to file with the Commission a request for acceleration in accordance with Rule 12dl-2 promulgated under the Exchange Act within five (5) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be “reviewed,” or not subject to further review, or (iii) the Registration Statement is filed with and declared effective by the Commission but thereafter ceases to be effective or available as to all Registrable Securities for 30 days during the Effectiveness Period, without being succeeded within a reasonable period by a subsequent Registration Statement filed with and declared effective by the Commission, or (iv) the Company suspends the use of the Prospectus forming a part of such Registration Statement for more than thirty (30) days in any period of 365 consecutive days if the Company suspends in reliance on its ability to do so due to the existence of a development that, in the good faith discretion of the Board, makes it appropriate to so suspend or which renders the Company unable to comply with the Commission requirements, or the Company suspends the use of the Prospectus forming a part of such Registration Statement for more than sixty (60) days in any period of 365 consecutive days for any other reason (any such failure or breach being referred to as an “Event”), the Company shall pay as liquidated damages for such failure or breach and not as a penalty (the “Liquidated Damages”) to the Holder an amount equal to two percent (2%) of the purchase price of the Shares, Warrants and AIRs paid by the Holder pursuant to the Purchase Agreement for each thirty (30) day period, pro rated for any period less than thirty (30) days, following the Event until the applicable Event has been cured. Payments to be made pursuant to this Section 8(d) shall be due and payable in cash in arrears at the end of each thirty (30) day period. The parties agree that the Liquidated Damages represent a reasonable estimate on the part of the parties, as of the date of this Agreement, of the amount of damages that may be incurred by the Holder if the Registration Statement is not filed on or prior to the Required Filing Date or has not been declared effective by the Commission on or prior to the Effectiveness Date and maintained in the manner contemplated herein during the Effectiveness Period or if any other Event as described herein has occurred.

(e)                                  Consent to Jurisdiction. The Company and each Purchaser (i) hereby irrevocably submit to the non-exclusive jurisdiction of the United States District Court for the Northern District of Texas and the courts of the State of Texas located in Dallas County for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or the Purchase Agreement, and (ii) hereby waive, and agree not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.  The Company and each Purchaser consent to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing in this Section 8(e) shall affect or limit any right to serve process in any other manner permitted by law.

(f)                                    Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and the Purchasers.

(g)                                 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., Eastern Time, on a Business Day, (ii) the first Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., Eastern Time, on any date and earlier than 11:59 p.m., Eastern Time, on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) actual receipt by the party to whom such notice is required to be given.

(x)                                   if to the Company:

CardioTech International, Inc.

229 Andover Street

Wilmington, Massachusetts  01887

Attention:  Dr. Michael Szycher, Ph.D.

Telecopier:  (978) 657-0074

Telephone:  (978) 657-0075

with a copy to:

Ellenoff Grossman & Schole LLP

370 Lexington Avenue

New York, NY 10017

Attention: David Selengut, Esq.

Telecopier: (212) 370-7889

Telephone: (212) 370-1300

(y)                                 if to any Purchaser:

At the address of such Purchaser set forth on Exhibit A to this Agreement.

or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice.

(h)                                 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of the Holder and its successors and assigns. The Company may not assign this Agreement or any of its respective rights or obligations hereunder without the prior written consent of the Purchasers.  Each Purchaser may assign its rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

(i)                                     Assignment of Registration Rights. The rights of the Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be assignable by each Holder to any transferee of the Holder of all or a portion of the shares of Registrable Securities if:  (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (A) the name and address of such transferee or assignee, and (B) the securities with respect to which such registration rights are being transferred or assigned; (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement; and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement and shall be for no less than 10% of the Registrable Securities.  In addition, the Holder shall have the right to assign its rights hereunder to any other Person with the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed.  The rights to assignment shall apply to the Holder (and to subsequent) successors and assigns.  In the event of an assignment pursuant to this Section 8(i), the Purchaser shall pay all incremental costs and expenses incurred by the Company in connection with filing a Registration Statement (or an amendment to the Registration Statement) to register the shares of Registrable Securities assigned to any assignee or transferee of the Purchaser.

(j)                                     Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Agreement.  In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

(k)                                  Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Massachusetts, without regard to principles of conflicts of law thereof. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.

(l)                                     Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

(m)                               Termination. This Agreement shall terminate on the date on which all remaining Registrable Securities may be sold without restriction pursuant to Rule 144(k) of the Securities Act.

(n)                                 Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.  It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(o)                                 Headings.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

[Remainder of page intentionally left blank. Signature pages to follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

CARDIOTECH INTERNATIONAL, INC.

By:
	Name:	Michael Szycher, Ph.D.
	Title:	Chairman & Chief Executive Officer

[Signatures of Purchasers to follow on next pages.]

PURCHASERS:

GRYPHON MASTER FUND, L.P.

By:	Gryphon Partners, L.P., its General Partner

By:	Gryphon Management Partners, L.P., its General Partner

By: Gryphon Advisors, L.L.C., its General Partner

By:
E.B. Lyon, IV, Authorized Agent

GSSF MASTER FUND, LP

By:	Gryphon Special Situations Fund, LP, its General Partner

By:	GSSF Management Partners, LP, its General Partner

By: GSSF, LLC, its General Partner

By:
E.B. Lyon, IV, Authorized Agent

MEADOWBROOK OPPORTUNITY FUND LLC

By:
Michael Ragins, Manager

CAPITAL VENTURES INTERNATIONAL

By:
Martin Kobinger, Investment Manager

TRUK OPPORTUNITY FUND, LLC

By:	Atoll Asset Management, LLC

By:
Michael E. Fein, Principal

TRUK INTERNATIONAL FUND, LP

By:	Atoll Asset Management, LLC

By:
Michael E. Fein, Principal

IROQUOIS CAPITAL, L.P.

By:
Name:
Title:

EXHIBIT A

PURCHASERS

Gryphon Master Fund, L.P.

100 Crescent Court

Suite 490

Dallas, Texas  75201

Tel. No.: (214) 871-6783

Fax No.: (214) 871-6711

Attn:  Ryan R. Wolters

With a copy to:

Warren W. Garden, P.C.

100 Crescent Court, Suite 490

Dallas, Texas  75201

Tel. No.: (214) 871-6710

Fax No.: (214) 871-6711

Attn:  Warren W. Garden, Esq.

GSSF Master Fund, LP

100 Crescent Court

Suite 475

Dallas, Texas  75201

Tel. No.: (214) 871-6752

Fax No.: (214) 871-6711

Attn:  Timothy M. Stobaugh

With a copy to:

Warren W. Garden, P.C.

100 Crescent Court, Suite 490

Dallas, Texas  75201

Tel. No.: (214) 871-6710

Fax No.: (214) 871-6711

Attn:  Warren W. Garden, Esq.

Meadowbrook Opportunity Fund LLC

520 Lake Cook Road, Suite 690

Deerfield, Illinois  60015

Tel. No.: (847) 876-1220

Fax No.: (847) 876-1221

Attn:  Dan Elekman

A-1

Truk Opportunity Fund, LLC

One East 52nd Street

Sixth Floor

New York, New York  10022

Tel. No.: (212) 888-2224

Fax No.: (212) 888-0334

Attn:  Michael E. Fein, Principal

Truk International Fund, LP

One East 52nd Street

Sixth Floor

New York, New York  10022

Tel. No.: (212) 888-2224

Fax No.: (212) 888-0334

Attn:  Michael E. Fein, Principal

Capital Ventures International

c/o Heights Capital Management, Inc.

101 California Street, Suite 3250

San Francisco, California  94111

Tel. No.: (415) 403-6500

Fax No.: (415) 403-6525

Attn:  Sam Winer and Martin Kobinger

Iroquois Capital, L.P.

641 Lexington Avenue

26th Floor

New York, New York  10022

Tel. No.: (212) 974-3070

Fax No.: (212) 207-3452

Attn: Joshua Silverman

A-2

EXHIBIT B

PLAN OF DISTRIBUTION

We are registering the shares of common stock on behalf of the selling stockholders. The common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market prices, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected at various times in one or more of the following transactions, or in other kinds of transactions:

•                  transactions on the American Stock Exchange or on any other national securities exchange or U.S. inter-dealer system of a registered national securities association on which the common stock may be listed or quoted at the time of sale;

•                  in the over-the-counter market;

•                  in private transactions and transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•                  in connection with short sales of the shares after the date of this prospectus;

•                  by pledge to secure or in payment of debt and other obligations;

•                  through the writing of options, whether the options are listed on an options exchange or otherwise;

•                  in connection with the writing of non-traded and exchange-traded call options, in hedge transactions and in settlement of other transactions in standardized or over-the-counter options; or

•                  through a combination of any of the above transactions.

The selling stockholders and their successors, including their transferees, pledgees or donees or their successors, may sell the common stock directly to purchasers or through underwriters, broker-dealers or agents, who may receive compensation in the form of discounts, concessions or commissions from the selling stockholders or the purchasers. These discounts, concessions or commissions as to any particular underwriter, broker-dealer or agent may be in excess of those customary in the types of transactions involved.

In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 of the Securities Act may be sold under Rule 144 rather than pursuant to this prospectus.

We entered into a registration rights agreement for the benefit of the selling stockholders to register the common stock under applicable federal and state securities laws. The registration rights agreement provides for cross-indemnification of the selling stockholders and us and our respective directors, officers and controlling persons against specific liabilities in connection

B-1

with the offer and sale of the common stock, including liabilities under the Securities Act. We will pay substantially all of the expenses incurred by the selling stockholders incident to the offering and sale of the common stock.

Each selling stockholder has been advised, and has acknowledged to us, that the Commission currently takes the position that coverage of short sales of shares of our common stock “against the box” made prior to the effective date of the registration statement of which this prospectus is a part with any security covered by this prospectus is a violation of Section 5 of the Securities Act, as set forth in Item 65, Section 5 under Section A, of the Manual of Publicly Available Telephone Interpretations, dated June 1997, compiled by the Office of Chief Counsel, Division of Corporate Finance. Accordingly, each selling stockholder has agreed (on behalf of itself or any person over which it has direct control) not to use any of the securities covered by this prospectus to cover any short sales, hedging or similar transactions with the same economic effect as a short sale, made prior to the effective date of the registration statement. In addition, each selling stockholder has agreed to comply with Regulation M under the federal securities laws.

B-2

EXHIBIT C

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

[Name and address of Transfer Agent]

Attn:

Re:                               CardioTech International, Inc.

Ladies and Gentlemen:

We are counsel to CardioTech International, Inc., a Massachusetts corporation (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement (the “Purchase Agreement”), dated as of December 22, 2004, by and among the Company and the purchasers (the “Purchasers” and the “Holders”) named therein pursuant to which the Company issued to the Purchasers shares of its Common Stock, $0.01 par value. Pursuant to the Purchase Agreement, the Company has also entered into a Registration Rights Agreement with the Purchasers (the “Registration Rights Agreement”), dated as of December 22, 2004, pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement), under the Securities Act of 1933, as amended (the “1933 Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on                               , 2004, the Company filed a Registration Statement on Form S-3 (File No. 333-               ) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the resale of the Registrable Securities which names the Holders as selling stockholders thereunder.

In connection with the foregoing, we advise you that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and, accordingly, the Registrable Securities are available for resale under the 1933 Act in the manner specified in, and pursuant to the terms of, the Registration Statement.

Very truly yours,

By:

cc:                                 [PURCHASERS]

C-1

EXHIBIT D

CardioTech International, Inc.

FORM OF SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE

The undersigned beneficial owner (the “Selling Stockholder”) of common stock, par value $0.01 per share (the “Common Stock”), of CardioTech International, Inc., a Massachusetts corporation (the “Company”) or Common Stock issuable upon the exercise of warrants or conversion of other securities (the “Registrable Securities”), understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with registration rights granted to the Selling Stockholder under that certain Registration Rights Agreement, dated December 22, 2004, among the Company, the Selling Stockholder and the other Purchasers named therein (the “Registration Rights Agreement”). Capitalized terms used in this Questionnaire but not otherwise defined herein will have the meanings ascribed to such terms in the Registration Rights Agreement.

The Company will use the information supplied in this Questionnaire to ensure that certain information included in the Form S-3 is accurate, correct and complete.  The Company will also use this information as part of its effort to comply with certain legal requirements.  Accordingly, please exercise great care in answering this Questionnaire.

It is extremely important that there be no material misstatements or omissions in the Form S-3 and that all legal matters be resolved satisfactorily.  Accordingly, please be thorough when answering each question.  If you have any doubts as to whether a matter should be reported, please report it on this Questionnaire so that the Company and its attorneys can consider the matter and decide whether it must be included in the Form S-3.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus.  Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

The Selling Stockholder hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

1.                                                                                      Name.

(a)                                  Full Legal Name of Selling Stockholder

(b)                                 Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)                                  Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.  Address for Notices to Selling Stockholder:

Telephone:
Fax:
Contact Person:

3.  Beneficial Ownership of Registrable Securities:

(a)                                  Type and Principal Amount of Registrable Securities beneficially owned:

4.  Broker-Dealer Status:

(a)                                  Are you a broker-dealer?

Yes   ☐                                                       No   ☐

Note:                   If yes, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(b)                                 Are you an affiliate of a broker-dealer?

Yes   ☐                                                       No   ☐

(c)                                  If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes   ☐                                                       No   ☐

Note:                   If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.  Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(a)                                  Type and Amount of Other Securities beneficially owned by the Selling Stockholder:

(b)           Disclaimer of Beneficial Ownership.  Do you wish to disclaim beneficial ownership of any of the securities reported in your responses?

Yes   ☐                  No   ☐

If the answer is “Yes”, please furnish the following information with respect to the person or persons who should be shown as the beneficial owner(s) of the shares in question.

Name and Address of Actual Beneficial Owner	Relationship of Such Person to You	Number of Shares Beneficially Owned

6.  Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7.                                      If you do not have the sole right to vote or sell the securities listed in No. 3 above, please explain the nature of any holdings listed in your response to question No. 3.

8.                                      Please describe any relationship or agreement pursuant to which any person or entity exercises voting power with respect to the shares of equity securities of the Company owned by the Selling Stockholder and if this arrangement is in writing please attach a copy of such arrangement.

9.                                      Please state the name of any person or entity who exercises ultimate “control” (See Definition in Exhibit B) over the Selling Stockholder either directly or through one or more intermediary entities and the relationship of the Selling Stockholder to such “controlling” person or entity.

10.                               Does the Selling Stockholder presently intend to employ any underwriter in connection with the sale of the Common Stock?

YES   ☐    NO   ☐

If YES, please give the name of the principal underwriter, state the amounts to be underwritten by each principal underwriter and describe the nature of the underwriters’ obligation

(i.e. is the underwriter committed to take and pay for all of the Common Stock if any are taken or is there merely a “best efforts” arrangement):

11.                               Has the Selling Stockholder entered into any arrangements, understandings or agreements with one or more brokers or dealers for the resale of the Common Stock?

YES   ☐    NO   ☐

If YES, please identify each such broker or dealer and briefly describe the provision of the arrangement, understanding or agreement including the amount of Common Stock to be offered by each such broker or dealer and that condition, if any, under which the arrangement, understanding or agreement may be terminated.

12.                               Exhibit A which is attached hereto is the proposed Plan of Distribution to be used in the Form S-3.  Does Exhibit A adequately describe the plan of distribution of the Selling Stockholder of the Common Stock to be registered?

YES   ☐    NO   ☐

If your answer is NO:

(a)                                  Describe in full the plan of distribution of any Common Stock which will be offered otherwise than as described in response to Questions 10 and 11.

(b)                                 Describe all discounts or commissions to be allowed or paid to underwriters, brokers or dealers, including all cash, securities, contracts or other consideration to be received by any such party in connection with the resale of the Common Stock.  Also describe any commissions to be paid by persons other than you and any finders’ fees or similar payments to be paid to you.

13.                         Will the Common Stock be sold at the market price?

YES   ☐    NO   ☐

If your answer is NO:

Please set forth below the price at which the Common Stock will be sold or if you are unable to state the price at this time, please explain the method by which the price will be determined.

14.                               The Selling Stockholder agrees to comply with Regulation M promulgated under the federal securities laws. In addition, the Selling Stockholder agrees to offer and sell, and agrees to instruct its broker or brokers to offer and sell, its Registrable Securities pursuant to the Form S-3 only in those states or other United States jurisdictions in which the Registrable Securities are qualified or registered for offer and sale under applicable securities or blue sky securities laws or are exempt from such qualification or registration. The undersigned will cause each such broker or brokers to deliver a prospectus at or prior to confirmation of a sale in accordance with the Securities Act. You should consult with your counsel regarding the application of other requirements prior to any disposition of any of the Registrable Securities.

15.                               The Selling Stockholder understands and acknowledges that the Commission currently takes the position that coverage of short sales of shares of the Common Stock “against the box” with the Securities purchased under the Purchase Agreement made prior to the Effectiveness Date is a violation of Section 5 of the Securities Act, as set forth in Item 65, Section 5 under Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporate Finance. Accordingly, the Selling Stockholder hereby agrees not to use any of the Securities to cover any short sales made prior to the Effectiveness Date.

16.                               Without obviating the terms and provisions of the Registration Rights Agreement (including without limitation, Sections 3(m) and 8(d) thereof), the Selling Stockholder acknowledges and agrees that:

(a)                                  The Company may postpone effecting a registration or require the Selling Stockholder to refrain from disposing of any of its securities if (i) the Company is in possession of material non-public information, the disclosure of which during the period specified in such notice the Company reasonably believes would materially and adversely affect the interests of the Company if disclosed, (ii) the Company is in possession of material nonpublic information that the Company would be required to disclose in the Form S-3 and that is not, but for the registration, otherwise required to be disclosed at the time of such registration, the disclosure of which, in its good faith judgment, would have a material adverse effect on the business, operations, prospects or competitive position of the Company, (iii) the Company has been requested by the Commission or any other federal or state governmental authority to amend or supplement the Form S-3 or related prospectus or requested additional information to be included in the Form S-3 or prospectus or otherwise, (iv)  the Commission issues any stop order suspending the effectiveness of the Form S-3 or the initiation or threatening of any proceedings for that purpose, (v) any state securities commission or other regulatory authority issues any order suspending the qualification or exemption from qualification of any of the securities under state securities or “blue sky” laws or the initiation of any proceedings for that purpose, or (vi)  any event occurs which makes any statement made in the Form S-3 or related prospectus or any document incorporated or deemed to be incorporated by reference therein untrue or which requires the making of any changes in such Form S-3, prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(b)                                 The Selling Stockholder will refrain from disposing its securities upon receipt of written notice to the Selling Stockholder from the Company (a “Suspension Notice”), setting forth the limitations that shall apply to the Selling Stockholder.

(c)                                  Each Selling Stockholder shall comply with the Suspension Notice until it is advised in writing by the Company that the use of the Form S-3 or related prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Form S-3 or related prospectus.

This Questionnaire has been answered to the best knowledge and belief of the undersigned and is filed with the Company (i) for use in any Registration Statement or related prospectus or any amendment or supplement thereto, or any preliminary prospectus in connection with the preparation of the Form S-3, and (ii) for use in connection with any filings that may be made with the NASD in connection with such Form S-3. The undersigned is aware that the Company, any potential underwriter, the Commission, the NASD and the recipients of the prospectus will be relying on the accuracy and completeness of the information provided herein and the undersigned hereby consents to the use of the information provided herein for the purposes stated above.  The undersigned will promptly notify the Company of any changes in the foregoing answers which would be made as a result of any deve1opments occurring after the date hereof and prior to the effective date of the Form S-3 and will finish the Company with such supplementary information as may be appropriate.

If, at any time prior to the date of effectiveness of the S-3, any of the information set forth in the undersigned’s responses to this Questionnaire has changed due to passage of time, or any development occurs which requires a change in any of the undersigned’s answers, or has for any other reason become incorrect, the undersigned agrees immediately to furnish to the individual to whom a copy of this Questionnaire is to be sent, as indicated and at the address shown below, any necessary or appropriate correcting information.  Otherwise, the Company is to understand that the above information continues to be, to the best of the undersigned’s knowledge, information and belief, complete and correct as of the date hereof and as of the date of effectiveness

The undersigned understands that the information that the undersigned is furnishing will be used by the Company in the preparation of its Registration Statement on Form S-3.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers and the inclusion of such information in the Registration Statement and the related prospectus.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

If there is a conflict between the terms and provisions of this Questionnaire, and the terms and provisions of the Registration Rights Agreement, the terms and provisions of the Registration Rights Agreement shall control.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

Exhibit A

PLAN OF DISTRIBUTION

We are registering the shares of common stock on behalf of the selling stockholders. The common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market prices, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected at various times in one or more of the following transactions, or in other kinds of transactions:

•                  transactions on the American Stock Exchange or on any other national securities exchange or U.S. inter-dealer system of a registered national securities association on which the common stock may be listed or quoted at the time of sale;

•                  in the over-the-counter market;

•                  in private transactions and transactions otherwise than on these exchanges or systems or in the over-the-counter market;

•                  in connection with short sales of the shares after the date of this prospectus;

•                  by pledge to secure or in payment of debt and other obligations;

•                  through the writing of options, whether the options are listed on an options exchange or otherwise;

•                  in connection with the writing of non-traded and exchange-traded call options, in hedge transactions and in settlement of other transactions in standardized or over-the-counter options; or

•                  through a combination of any of the above transactions.

The selling stockholders and their successors, including their transferees, pledgees or donees or their successors, may sell the common stock directly to purchasers or through underwriters, broker-dealers or agents, who may receive compensation in the form of discounts, concessions or commissions from the selling stockholders or the purchasers. These discounts, concessions or commissions as to any particular underwriter, broker-dealer or agent may be in excess of those customary in the types of transactions involved.

In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 of the Securities Act may be sold under Rule 144 rather than pursuant to this prospectus.

We entered into a registration rights agreement for the benefit of the selling stockholders to register the common stock under applicable federal and state securities laws. The registration rights agreement provides for cross-indemnification of the selling stockholders and us and our respective directors, officers and controlling persons against specific liabilities in connection with the offer and sale of the common stock, including liabilities under the Securities Act. We will pay substantially all of the expenses incurred by the selling stockholders incident to the offering and sale of the common stock.

Each selling stockholder has been advised, and has acknowledged to us, that the Commission currently takes the position that coverage of short sales of shares of our common stock “against the box” made prior to the effective date of the registration statement of which this prospectus is a part with any security covered by this prospectus is a violation of Section 5 of the Securities Act, as set forth in Item 65, Section 5 under Section A, of the Manual of Publicly Available Telephone Interpretations, dated June 1997, compiled by the Office of Chief Counsel, Division of Corporate Finance. Accordingly, each selling stockholder has agreed (on behalf of itself or any person over which it has direct control) not to use any of the securities covered by this prospectus to cover any short sales, hedging or similar transactions with the same economic effect as a short sale, made prior to the effective date of the registration statement. In addition, each selling stockholder has agreed to comply with Regulation M under the federal securities laws.

Exhibit B

1.	“Affiliates”

The term “Affiliates” means, with respect to any specified entity, any individual or organization which directly or indirectly controls (See Definition No. 3), is controlled by or is under common control with the specified entity; a “parent” is an “affiliate which directly or indirectly “controls” the other entity.

2.	“Beneficial Ownership”

The term “Beneficial Ownership” means any direct or indirect interest in securities which gives a person or entity (acting alone or with others) the power to vote, dispose of or direct the voting or disposition of the securities. It also includes any securities of which such person or entity has the right to acquire (acting alone or with others) beneficial ownership within sixty days after a given date through exercise of an option, warrant or conversion right or the power of revocation or automatic termination of a trust, discretionary account or similar arrangement. Securities beneficially owned by you for these purposes may include, for example, shares held by you in a fiduciary capacity which you have the power to vote or sell, certain securities in which you have a beneficial interest under a trust, will or partnership agreement, securities owned by corporation in which you have a substantial interest or securities owned by your spouse, minor children or other relatives who reside with you.

3.	“Control”

The term “Control” means the power to direct or cause the direction of the management and policies of the entity (for purposes of this Questionnaire, please assume that ownership of 10% or more of any class of equity securities of a company also constitutes “control”).